Exhibit  99.1

                    CUSTOM BRANDED NETWORKS, INC.
                     CERTIFICATION  PURSUANT  TO
                      18  U.S.C.  SECTION  1350,
                       AS  ADOPTED  PURSUANT  TO
             SECTION  906  OF  THE  SARBANES-OXLEY  ACT  OF  2002


In connection with the Annual Report of Custom Branded Networks, Inc. (the "Company") on Form 10-KSB for the fiscal year ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul G. Carter, Principal Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section  906  of  the  Sarbanes-Oxley  Act  of  2002,  that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Paul G. Carter
---------------------------------------
Paul  G.  Carter
Principal  Executive  Officer
Principal  Financial  Officer
September  29,  2003

     A signed original of this written statement required by Section 906 has been provided to Custom Branded Networks, Inc. and will be retained by Custom Branded Networks, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.